Exhibit 10.1
Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT AND ACKNOWLEDGMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 11, 2026 (this “Agreement”), to that certain Credit Agreement, dated as of November 14, 2025 (as amended by the First Amendment to Credit Agreement, dated as of March 9, 2026, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”), by and among Waldencast PLC, a public limited company incorporated in Jersey (“Parent”), Milk Makeup LLC, a Delaware limited liability company (“Milk Makeup”), Obagi Cosmeceuticals LLC, a Delaware limited liability company (“Obagi Cosmeceuticals”, and collectively with Milk Makeup, the “Borrowers”, and each, a “Borrower”), the lenders party hereto (the “Lenders”) constituting Required Lenders under the Credit Agreement immediately prior to the date hereof, and LSSF II Offshore Investments, LP, an Ontario limited partnership acting by its general partner, Lumina Fund II GP Ltd., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders of the intention to consummate a Liquidity Event pursuant to, and substantially on the terms set forth in, the Purchase and Sale Agreement and the Agreement and Plan of Merger, dated as of June 1, 2026, by and among Obagi Cosmeceuticals, Parent, Obagi Holdings Company Ltd., Obagi Netherlands B.V., Obagi AsiaPac Limited, Waypoint Bidco, LLC, Waypoint Merger Sub I, LLC, Waypoint Merger Sub II, LLC and Gore Range Capital Fund III LLC (the “Purchase Agreement”);
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders (a) agree to effect certain amendments to the Credit Agreement as more fully set forth in Section 2 hereto and (b) provide certain acknowledgements as more fully set forth in Section 3 hereto; and
WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the amendments requested by the Borrowers must be in writing agreed to by the Administrative Agent and the Lenders constituting Required Lenders, and the Administrative Agent and the Lenders constituting Required Lenders are willing to give such consents and agree to such amendments on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Amended Credit Agreement.
2.    Amendments. Subject to the satisfaction of the conditions set forth in Section 4 below, the first sentence of Section 5.20(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“On November 17, 2026 (or prior to November 17, 2026 if the Parent elects at its sole discretion) and solely to the extent any Tranche B Term Loans are then outstanding, the Parent shall issue to the Tranche B Lenders (or any affiliate designee thereof), on a pro rata basis, Specified Warrants to purchase 1,000 ordinary shares of the Parent (subject to any dilution or other adjustments set forth in the Specified Warrants) per $1,000 principal amount of Tranche B Term Loans then outstanding.”

3.    Acknowledgment. The Administrative Agent hereby acknowledges that by entering into the Purchase Agreement, Obagi Cosmeceuticals, Parent and Parent’s certain Subsidiaries have entered into a binding agreement relating to a Liquidity Event pending closing conditions that are satisfactory to the Administrative Agent on or prior to the date that is nine months after the Closing Date. As a result, the Targeted Liquidity Event Date shall be the date that is the first anniversary of the Closing Date, such date being November 17, 2026.
4.    Conditions to Effectiveness. This Agreement shall become effective only upon satisfaction in full, in a manner satisfactory to the Administrative Agent, (or waiver) of the following conditions precedent (the date on which such conditions are satisfied or waived by the Administrative Agent is hereinafter referred to as the “Amendment No. 2 Effective Date”):
(a)    The Administrative Agent shall have received this Agreement, duly executed by each Borrower, the Administrative Agent, and Lenders constituting Required Lenders immediately prior to the date hereof.
(b)    The Purchase Agreement shall have been executed by the parties thereto.
4.    Miscellaneous.
(a)    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be; provided that, nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided further that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders hereto and the Borrowers, Electronic Signatures transmitted by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Lenders hereto may, at its option, create one or more copies of this Agreement in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages thereto and (iv) waives any claim against any Lender Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any

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Lender’s reliance on or use of Electronic Signatures and/or transmissions by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
(c)    Headings. Section headings herein are included for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
(e)    Agreement as Loan Document; Entire Agreement. Each Borrower hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Amended Credit Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents comprise the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.
(f)     Representation. Each Borrower and Parent hereby represents and warrants to the Administrative Agent and each Lender that, as of the Amendment No. 1 Effective Date and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Agreement.
(g)     Limited Waiver. The amendment set forth in this Agreement is limited to the specific matters expressly set forth herein and shall not constitute a waiver of, or consent to, any other term or provision of the Credit Agreement or any other Loan Document, or a waiver of any Default or Event of Default (whether or not known to the Administrative Agent or any Lender), or an amendment, modification, consent, or waiver of any right or remedy available to the Administrative Agent or any Lender under the Credit Agreement, any other Loan Document, or applicable law, except as expressly provided herein. This Agreement shall be strictly construed and shall not be deemed to establish a course of dealing or to create any obligation to grant any future amendment, waiver, or consent.
(h)    Governing Law; Waiver of Jury Trial. The provisions of Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.
BORROWER:

MILK MAKEUP LLC
By: /s/ Michel Brousset
Name: Michel Brousset
Title: Authorized signatory

OBAGI COSMECEUTICALS LLC
By: /s/ Michel Brousset
Name: Michel Brousset
Title: Authorized signatory

ADMINISTRATIVE AGENT:

LSSF II OFFSHORE INVESTMENTS, LP, individually as a Lender and as Administrative Agent, acting by its general partner, Lumina Fund II GP Ltd.
By: /s/ Daniel Goldberg
Name: Daniel Goldberg
Title: Director
By: /s/ Marco Kheirallah
Name: Marco Kheirallah
Title: Director

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LENDERS:

LUMINA STRATEGIC SOLUTIONS FUND
II AGGREGATOR, as a Lender

By: /s/ Daniel Goldberg
Name: Daniel Goldberg
Title: Director

By: /s/ Marco Kheirallah
Name: Marco Kheirallah
Title: Director

LUMINA SSF II SIDECAR C, LP, as a Lender

By: /s/ Daniel Goldberg
Name: Daniel Goldberg
Title: Director

By: /s/ Marco Kheirallah
Name: Marco Kheirallah
Title: Director

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